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                                                                   EXHIBIT 10.20


                              LIABILITY AGREEMENT

                      ANTHONY CRANE RENTAL HOLDINGS, L.P.
                                      AND
                   ANTHONY CRANE HOLDINGS CAPITAL CORPORATION


     THIS LIABILITY AGREEMENT (this "Agreement") is made as of July 15, 1998, by and among Anthony Crane Rental Holdings, L.P., a Pennsylvania limited partnership ("HOLDINGS"), and Anthony Crane Holdings Capital Corporation, a Delaware corporation ("ACR HOLDINGS CAPITAL CORPORATION").


                              W I T N E S S E T H:

     WHEREAS, HOLDINGS is a Pennsylvania limited partnership; and

     WHEREAS, ACR HOLDINGS CAPITAL CORPORATION is a Delaware corporation which is wholly owned by HOLDINGS and which owns only a nominal amount of assets; and

     WHEREAS, HOLDINGS and ACR HOLDINGS CAPITAL CORPORATION are issuing, jointly and severally, $25,000,000 of discount debentures (the "Discount Debentures"), with all of the proceeds of such Discount Debentures being received by HOLDINGS; and

     WHEREAS, the parties to this Agreement desire to set forth in writing their agreement as to the ultimate liability between them for the repayment of the Discount Debentures and any other liabilities which were incurred for the benefit of HOLDINGS or any of the affiliates of HOLDINGS other than ACR HOLDINGS CAPITAL CORPORATION, whether or not incurred jointly with ACR HOLDINGS CAPITAL CORPORATION (the "Other Liabilities").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties, conditions and agreements set forth herein and intending to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     1.1. DEFINITIONS. When used in this Agreement, any amendments hereto or any exhibit or schedule attached hereto, the following terms shall have the meanings specified:

          "Agreement" shall mean this Liability Agreement, as the same may be amended or supplemented from time to time.
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          "HOLDINGS" shall mean Anthony Crane Rental Holdings, L.P., a
Pennsylvania limited partnership.

          "ACR HOLDINGS CAPITAL CORPORATION" shall mean Anthony Crane Holdings Capital Corporation, a Delaware corporation.

          "Person" shall mean any natural person, partnership, corporation, association or other legal entity.

     1.2. SINGULAR/PLURAL; GENDER. Where the context so requires or permits, the use of the singular form includes the plural, and use of the plural form includes the singu lar, and the use of any gender includes any and all genders.


                                   ARTICLE II

                              LIABILITY AGREEMENTS

     2.1. AGREEMENT AS TO ULTIMATE LIABILITY. The parties to this Agreement hereby acknowledge that the benefits from the proceeds of the issuance of the Discount Debentures and the Other Liabilities will be received exclusively by HOLDINGS, and as such, HOLDINGS shall be ultimately and fully liable for the repayment of the Discount Debentures and the Other Liabilities, without any right of contribution from, or other claim of indemnification against, ACR HOLDINGS CAPITAL CORPORATION.

     2.1. ACR HOLDINGS CAPITAL CORPORATION RIGHTS. ACR HOLDINGS CAPITAL CORPORATION shall be entitled to recover from HOLDINGS any amounts which ACR HOLDINGS CAPITAL CORPORATION is required to pay with respect to the Discount Debentures and the Other Liabilities, and HOLDINGS shall indemnify and hold harmless ACR HOLDINGS CAPITAL CORPORATION with respect to all such amounts, including any costs of collection of such amounts incurred by ACR HOLDINGS CAPITAL CORPORATION.

     2.2 ASSETS OF ACR HOLDINGS CAPITAL CORPORATION. ACR HOLDINGS CAPITAL CORPORATION has only nominal assets. If any assets should be titled in the name of ACR HOLDINGS CAPITAL CORPORATION, the parties to this Agreement hereby agree that such assets are to be treated as owned by HOLDINGS, with ACR HOLDINGS CAPITAL CORPORATION holding title to such asset in trust for the exclusive benefit of HOLDINGS.

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                                  ARTICLE III

                             ADDITIONAL PROVISIONS

     3.1. DOCUMENTATION. The parties to this Agreement shall upon request execute and deliver all documents and take all reasonable actions to fully effectuate and will work together to accomplish the terms of this Agreement as efficiently and as expediently as possible.


                                   ARTICLE IV

                                 MISCELLANEOUS

     4.1. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written; and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein. No amendment, supplement, modification, waiver or termi nation of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, unless otherwise expressly provided.

     4.2. ASSIGNMENT. This Agreement shall not be assigned by any party without the prior written consent of the other party.

     4.3. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     4.4. COUNTERPARTS; HEADINGS. This Agreement may be executed in several counterparts or with counterpart signature pages, each of which shall be deemed an origi nal, but such counterparts shall together constitute but one and the same Agreement. The Section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

     4.5. SEVERABILITY. If any provision, clause, or part of this Agreement or the application thereof under certain circumstances is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

     4.6. NO RELIANCE. Except for any assignees permitted by Section 4.2 of this Agreement: (a) no third party is entitled to rely on any of the agreements of the parties

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contained in this Agreement; and (b) the parties assume no liability to any third party because of any reliance on the agreements of the parties contained in this Agreement.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and sealed as of the day and year first above written.



ANTHONY CRANE RENTAL HOLDINGS, L.P.
By ACR Management, L.L.C.
 Its general partner



By:_______________________________

Title:  _____________________________


ANTHONY CRANE HOLDINGS CAPITAL CORPORATION



By:_______________________________

Title:  _____________________________

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